1 Amalgamated Financial Corp. Third Quarter 2025 Earnings Presentation October 23, 2025

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” “may” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: 1. uncertain conditions in the banking industry and in national, regional and local economies in core markets, which may have an adverse impact on business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in credit losses and provisions for those losses; 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in deposits, including an increase in uninsured deposits; 5. ability to maintain sufficient liquidity to meet deposit and debt obligations as they come due, which may require that the Company sell investment securities at a loss, negatively impacting net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in stock price and the value of investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in the Company’s market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. potential implementation by the current presidential administration of a regulatory reform agenda that is significantly different from that of the prior presidential administration, impacting the rule making, supervision, examination and enforcement of the banking regulation agencies; 11. changes in U.S. trade policies and other global political factors beyond the Company’s control, including the imposition of tariffs, which raise economic uncertainty, potentially leading to slower growth and a decrease in loan demand; 12. the outcome of legal or regulatory proceedings that may be instituted against us; 13. inability to achieve organic loan and deposit growth and the composition of that growth; 14. composition of the Company’s loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which the Company operates; 15. inaccuracy of the assumptions and estimates the Company makes and policies that the Company implements in establishing the allowance for credit losses; 16. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 17. any matter that would cause the Company to conclude that there was impairment of any asset, including intangible assets; 18. limitations on the ability to declare and pay dividends; 19. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on results, including as a result of compression to net interest margin; 20. increased competition for experienced members of the workforce including executives in the banking industry; 21. a failure in or breach of operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 22. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 23. a downgrade in the Company’s credit rating; 24. “greenwashing claims” against the Company and environmental, social, and governance ("ESG") products and increased scrutiny and political opposition to ESG and diversity, equity, and inclusion ("DEI") practices; 25. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters) affecting the markets in which the Company operates; 26. physical and transitional risks related to climate change as they impact the business and the businesses that the Company finances; 27. future repurchase of the Company’s shares through the Company’s common stock repurchase program; and 28. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC's website at https://www.sec.gov/. The Company disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3 $27.6mm Core Net Income1,2 $0.91 Core EPS1,2 $149.0mm Deposit Growth3 9.18% Leverage Ratio $76.4mm Net Interest Income 3.60% Net Interest Margin 3Q25 Highlights 2Q25 3Q25 2Q25 3Q25 2.0% 2Q25 3Q252Q25 3Q25 2Q25 3Q25 2.0% 2Q25 3Q25 5 bps0.4% 4.9% 1 GAAP Net Income and GAAP EPS for 3Q25 are $26.8 million and $0.88, respectively 2 See non-GAAP disclosures on pages 27-28 3 Excludes $112.3 million of temporary pension funding deposits on the last day of the second quarter, withdrawn the following day 3.4%

4 1.33% 1.34% 1.33% 1.28% 1.27% 3Q24 4Q24 1Q25 2Q25 3Q25 8.63% 9.00% 9.22% 9.22% 9.18% 13.82% 13.90% 14.27% 14.12% 14.21% Leverage Ratio CET1 3Q24 4Q24 1Q25 2Q25 3Q25 22.29 22.60 23.51 24.33 25.31 3Q24 4Q24 1Q25 2Q25 3Q25 16.66% 15.80% 15.23% 14.61% 14.38% 3Q24 4Q24 1Q25 2Q25 3Q25 CORE ROAAPER-SHARE KPI'S ($) TBV PER-SHARE ($) CORE ROAE Performance Tracking 1 Core metrics shown 0.91 0.90 0.88 0.88 0.91 2.62 2.67 2.57 2.67 2.84 EPS(1) Rev/Sh(1) 3Q24 4Q24 1Q25 2Q25 3Q25 CAPITAL RATIOS 8.14% 8.41% 8.73% 8.60% 8.79% 3Q24 4Q24 1Q25 2Q25 3Q25 TCE RATIO

5 TOTAL GAAP DEPOSITS1 ($bn) Deposit Portfolio 7.6 7.2 7.4 7.7 7.8 7.8 6.0 6.2 6.3 6.5 6.4 6.5 0.1 — — — — —1.5 1.0 1.1 1.2 1.4 1.3 On-BS Political Brokered CDs All Other Deposits 3Q24 4Q24 1Q25 2Q25 3Q25 10/16/25 2.03 1.13 1.44 1.51 0.85 0.48 0.55 CML - Labor CML- Social/Philanthropy CML - Political CML - Not-for-Profit Consumer CML - Climate/Sustainability CML - Other(3) 1 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 18-19 2 See Core Deposits disclosure on Appendix page 23 for reconciliation of total GAAP Deposits to total Core Deposits 3 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts TOTAL CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) POLITICAL DEPOSITS1 ($bn) 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.7 2.0 1.0 1.1 1.2 1.4 1.4 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 10/16 $8.0bn High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election $251 $0 Short-term Borrowings ($mm)

6 SECURITIES – BOOK VALUE1,2,3 ($bn) Investment Securities 3.4 3.3 3.3 3.5 3.5 1.4 1.3 1.4 1.4 1.4 1.2 1.2 1.2 1.2 1.2 0.9 0.8 0.8 0.9 0.9 Non-Agency PACE Agency 3Q24 4Q24 1Q25 2Q25 3Q25 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 18-19 4 Agency/Non-Agency yield calculation updated to reflect projected yield to maturity. Yield in prior presentations calculated using quarterly income and average balance for each category SECURITIES – YIELDS2,4 ($bn) 5.49% 5.20% 5.02% 5.09% 5.10% 5.53% 5.61% 5.82% 5.80% 5.81% 4.15% 3.85% 3.89% 4.11% 4.23% Non-Agency Yield PACE Yield Agency Yield 3Q24 4Q24 1Q25 2Q25 3Q25

7 7 709 1,006 101 Investment Securities Composition HTM PORTFOLIO COMPOSITION1,2,3 ($mm) 233 225 19 Agency Non-Agency Corporates & Other $1,816mm $478mm VALUATION LOSS AS A % OF PORTFOLIO BALANCE2,3 AFS: AFS PORTFOLIO COMPOSITION1,2,3 ($mm) 1 Both AFS and HTM securities balances shown at amortized cost 2 PACE assets not included in portfolio composition or valuation loss charts 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 18-19 3.5% 4.5% 3.5% 2.9% 2.2% 3Q24 4Q24 1Q25 2Q25 3Q25 5.0% 7.9% 7.2% 6.9% 6.5% 3Q24 4Q24 1Q25 2Q25 3Q25 HTM:

8 Loans Held for Investment TOTAL LOANS ($bn) 4.55 4.67 4.68 4.71 4.79 4.79% 5.00% 5.00% 5.05% 5.22% Loan Yield 3Q24 4Q24 1Q25 2Q25 3Q25 2.76 2.94 2.97 3.03 3.13 3Q24 4Q24 1Q25 2Q25 3Q25 LOAN BALANCE TREND - GROWTH PORTFOLIOS ($bn) 86% 34% 83% 92% 14% 66% 17% 8% % Mission Aligned Loans % Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other MISSION-ALIGNED LOAN COMPOSITION1,2,3 (%) 1 Does not include residential or HELOC loans 2 For more detail on the mission-aligned loan portfolio, please refer to slides 25-26 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 18-19 1.78 1.74 1.71 1.69 1.66 3Q24 4Q24 1Q25 2Q25 3Q25 LOAN BALANCE TREND - NON-GROWTH PORTFOLIOS ($bn) Current Quarter Growth: +$99.2mm, +3.3% Year to Date Growth: +$185.7mm, +6.3% Current Quarter Growth: -$27.0mm, -1.6% Year to Date Growth: -$71.8mm, -4.2%

9 Non-Interest Income and Expense 8.8 9.5 9.1 9.3 10.0 1.1 1.5 1.5 1.6 2.2 3.7 4.0 4.2 3.9 4.0 4.0 4.0 3.4 3.8 3.8 Retail banking Trust fee income Core other income 3Q24 4Q24 1Q25 2Q25 3Q25 NON-INTEREST EXPENSE1 ($mm) 40.7 41.1 41.5 40.4 43.441.0 41.1 41.6 40.6 43.6 50.4% 49.8% 52.1% 49.2% 50.2% 50.5% 52.8% 54.1% 50.1% 50.9% Core NIX NIX Core Eff Ratio Eff Ratio 3Q24 4Q24 1Q25 2Q25 3Q25 CORE NON-INTEREST INCOME1,2 ($mm) 1 See non-GAAP disclosures on pages 27-28 2 For additional relevant data points, please refer to the Metrics Index slides on appendix pages 18-19

10 NON-PERFORMING ASSETS / TOTAL ASSETS Credit Quality QUARTERLY NET CHARGE-OFFS/ AVERAGE LOANS1 3Q25 HIGHLIGHTS2 • Net charge-offs of 0.81% include: ◦ $5.4 million from charge-off of non-performing syndicated commercial and industrial loan ◦ $1.5 million from charge-off of non-performing legacy leveraged loan ◦ $2.9 million in charge-offs on small business commercial & industrial and consumer solar loans • Pass rated loans are 98% of loan portfolio CRITICIZED AND CLASSIFIED LOANS ($mm) 0.34% 0.31% 0.41% 0.41% 0.26% 3Q24 4Q24 1Q25 2Q25 3Q25 0.61% 0.36% 0.22% 0.30% 0.81% Residential Solar Commercial 3Q24 4Q24 1Q25 2Q25 3Q25 89 96 84 98 79 3Q24 4Q24 1Q25 2Q25 3Q25 1 Annualized 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 18-19

11 Allowance for Credit Losses on Loans ALLOWANCE FOR CREDIT LOSSES ON LOANS / TOTAL LOANS 1.35% 1.29% 1.23% 1.25% 1.18% 3Q24 4Q24 1Q25 2Q25 3Q25 59.0 (9.6) 0.3 1.9 4.5 0.6 (0.2) 56.5 6/30/25 NCO's Loan Balances Specific Reserves Charge Off Expense Quant(1) Qual 9/30/25 ALLOWANCE WATERFALL ($mm) 1.03% 0.30% 0.59% 6.72% 0.58% 7.94% 3.36% C&I Multifamily CRE Land Residential Consumer Solar Consumer and Other ACL TO TOTAL PORTFOLIO BALANCE BY LOAN TYPE 1 Quantitative allowance build/release includes the impact of economic forecasts

12 22.0% 16.6% 20.5% 7.9% 5.4% 27.6% Real Estate Portfolio Composition 14.8% 7.1% 11.8% 33.8% 1.9% 13.9% 16.7% CRE COMPOSITION BY PROPERTY TYPE1MULTIFAMILY COMPOSITION BY RENT STABILIZATION1 Category Weighted Avg. LTV Weighted Avg. DSCR3 Pre 1974 RS2 57.2% 1.54 Section 8 57.5% 1.42 421a 57.7% 1.43 FHEPs 57.8% 1.55 Other - Stabilized 53.5% 1.54 Free Market 50.9% 1.54 Category Weighted Avg. LTV Weighted Avg. DSCR3 Office-Only 38.3% 1.59 Office - Owner Occupied 54.9% 4.36 Retail 44.8% 1.58 Industrial 39.9% 2.34 Mixed Use 29.6% 4.90 Education 52.3% 1.54 Other 44.5% 1.88 $397mm$1,455mm MULTIFAMILY DELINQUENCY SNAPSHOT ($mm) CRE DELINQUENCY SNAPSHOT ($mm)$ Total Change Since Q1 '22 % of Total Portfolio Non-Performing 2.7 -3.3 0.2% Criticized/Classified 11.3 -57.1 0.8% 30-89 DPD 18.9 +7.1 1.3% Total TTM % of Total Portfolio Net Charge-Offs 0.5 0.04% $ Total Change Since Q1 '22 % of Total Portfolio Non-Performing 1.0 -3.0 0.2% Criticized/Classified 1.0 -60.9 0.2% 30-89 DPD 2.6 -50.8 0.6% Total TTM % of Total Portfolio Net Charge-Offs — —% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

13 Selected Real Estate Risk Exposure Profile RISK EXPOSURE PROFILE PRE-1974 RS2 AND OFFICE-ONLY LOAN DISTRIBUTION BY COUNTY1 ($mm) 50.7% 30.2% 8.9% 1.7% 8.5% Manhattan, NY Brooklyn (Kings), NY Queens, NY Ocean, NJ Other, NY $378mm Portfolio Balance ($mm) LTV DSCR3 Office-Only CRE Loans 58.8 38.3% 1.59 Pre-1974 RS2 Multifamily Loans 319.4 57.2% 1.54 Total 378.2 54.2% 1.55 Percent of Total Real Estate Portfolio 20% Percent of Total Loans 8% Percent of Total Assets 4% Percent of Tier 1 Capital 47% Percent of stabilized units in Pre-1974 RS Loans2 81% Percent of total multifamily units subject to Pre-1974 rent-stabilization rules 16% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only MULTIFAMILY GEOGRAPHIC DISTRIBUTION1 ($mm) 73.7% 9.6% 3.9% 1.9% 10.9% NY DC CA NJ Other $1,455mm CRE GEOGRAPHIC DISTRIBUTION1 ($mm) 76.9% 10.0% 2.6% 3.4% 7.1% NY CA IL MA Other $397mm

14 Multifamily NYC Risk Exposure Profile 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only RISK EXPOSURE PROFILE MULTIFAMILY NEW YORK CITY LOAN DISTRIBUTION1 ($mm) 24.5% 29.8% 10.1% 4.5% 31.1% Manhattan Brooklyn Queens Bronx Non-NYC $1,455mm Portfolio Balance ($mm) LTV DSCR3 Multifamily Loans in NYC 1,002.9 54.6% 1.53 Non-NYC Multifamily Loans 451.8 57.2% 1.44 Total Multifamily Portfolio 1,454.7 55.4% 1.50 RISK EXPOSURE PROFILE - NYC ONLY MULTIFAMILY NEW YORK CITY-ONLY LOANS BY SEGMENT1 ($mm) 29.9% 27.1% 11.5% 2.6% 2.5% 26.4% Pre 1974 RS (2) 421a FHEPs Other Section 8 Free Market $1,003mm Portfolio Balance ($mm) LTV DSCR3 Rent-Stabilized2 NYC MF Loans 737.7 57.2% 1.51 Non-Rent Stabilized NYC MF Loans 265.2 47.4% 1.58 Total Multifamily NYC Loans 1,002.9 54.6% 1.53

15 Real Estate Portfolio By Maturity MULTIFAMILY PORTFOLIO MATURITY TIMELINE1 ($mm) $44 $151 $360 $208 $692 Pre 1974 RS Section 8 421a FHEPs Other-Stabilized Free Market 2025 2026 2027 2028 2029+ CRE PORTFOLIO MATURITY TIMELINE1 ($mm) $59 $11 $20 $71 $237 Office Office - Owner Occupied Retail Industrial Mixed Use Education Other 2025 2026 2027 2028 2029+ LTV DSCR2 56.4% 1.36 51.1% 1.46 59.1% 1.47 58.8% 1.40 53.4% 1.56 55.4% 1.50 LTV DSCR2 43.3% 1.47 37.7% 1.63 51.2% 1.8 38.1% 1.84 45.0% 2.45 43.6% 2.14Total:Total: 1 Balances shown do not include deferred fees and costs 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

16 2025 Guidance PERFORMANCE TARGETS • YE Balance Sheet growth ~ 3% • 9.0% Tier 1 leverage baseline • 52% core efficiency outer band • 1.3% annual core ROAA • 3.5% - 5.0% core revenue growth 2025 Outlook (in $ millions) 3Q25 YTD 4Q25 Outlook FY25 Implied Implied YoY Growth Net Interest Income $219.9 $75 - 76 $295 - 296 $13 - 14 (~5%) Core Pre-Tax Pre-Provision Earnings $123.0 $41 - 42 $164 - 165 $6 - 7 (~4%) STATUS • Slightly higher • On track • Slightly better • Slightly lower • Slightly higher

Appendix

18 Metrics Index DEPOSITS Metric 3Q25 2Q25 Change QoQ Total Deposits ex Brokered ($bn) 7.77 7.73 0.04 Political Deposits ($mm) 1,444 1,209 235 Political Deposits as a % of GAAP Deposits1 18.6% 15.6% 3.0% Total Cost of Deposits1 167 bps 162 bps 5 bps Interest-Bearing Deposit Cost1 264 bps 262 bps 2 bps Non-Interest Bearing % of Deposit Portfolio1 37.5% 36.3% 1.2% Non-Interest Bearing % of Avg Deposits1 36.8% 38.2% -1.4% Total Uninsured Deposits ($bn) 4.07 3.90 0.17 Uninsured % of Total Deposits1 52.4% 50.5% 1.9% 2 day Liquidity Coverage of Uninsured Deposits (%) 101.9% 96.7% 5.2% Cash and Borrowing Capacity Coverage of Uninsured, Non-Supercore Deposits (%) 166.1% 167.9% (1.8)% Loan/Deposit Ratio 61.6% 61.0% 0.6% Loan+PACE/Deposit Ratio 77.6% 76.6% 1.0% Metric 3Q25 2Q25 Change QoQ Total Mission-Aligned Loans ($bn) 2.80 2.70 0.10 Pass-Rated Loans as a % of Loan Portfolio 98.3% 97.9% 0.4% Total Non-Performing Assets ($mm) 23.0 35.2 (12.2) NPA/Total Assets (%) 0.26% 0.41% (0.15)% % of Loan Portfolio with Floating Rate of Interest 15.0% 14.2% 0.8% LOANS & CREDIT QUALITY Metric 3Q25 2Q25 Change QoQ Trust Assets Under Custody ($bn) 37.9 36.5 1.4 Trust Assets Under Management ($bn) 16.6 15.6 1.0 TRUST 1 Excludes Brokered CDs

19 Metrics Index Metric 3Q25 2Q25 Change QoQ Total Investment Securities Book Value1 ($bn) 3.5 3.5 — AFS Yield, excl. PACE 4.94% 4.87% 0.07% HTM Yield, excl. PACE 3.97% 4.14% (0.17)% Agency Securities as % of Total Portfolio2 26.6% 25.6% 1.0% PACE LTV 12.2% 12.0% 0.2% % of AAA rated Non-Agency MBS/ABS Securities3 85.3% 85.2% 0.1% % of Non-Agency MBS/ABS Securities Rated A or Higher3 100.0% 100.0% —% Average Subordination for C&I CLOs 42.3% 42.1% 0.2% % of Portfolio with Floating Rate of Interest4 14.0% 16.0% (2.0)% % of Portfolio with Floating Rate of Interest, excl. PACE4 22.0% 25.0% (3.0)% % of AFS Portfolio with Floating Rate of Interest4 21.0% 22.0% (1.0)% % of AFS Portfolio with Floating Rate of Interest, excl. PACE4 23.0% 25.0% (2.0)% % of HTM Portfolio with Floating Rate of Interest4 5.0% 8.0% (3.0)% % of HTM Portfolio with Floating Rate of Interest, excl. PACE4 17.0% 25.0% (8.0)% SECURITIES Metric 3Q25 2Q25 Change QoQ Weighted Avg Duration5, (years) Total Securities Portfolio, excl. PACE 2.5 2.5 0.0 AFS - total 2.2 2.3 (0.1) AFS - ex-PACE 1.9 2.1 (0.2) AFS - PACE 3.9 4.0 (0.1) HTM - total 5.3 5.1 0.2 HTM - ex-PACE 4.5 4.1 0.4 HTM - PACE 5.4 5.4 0.0 Valuation Loss/(Gain) ($mm) AFS - total 36.7 46.8 (10.1) AFS - ex-PACE 40.1 50.4 (10.3) AFS - PACE (3.4) (3.6) 0.2 HTM - total 119.8 129.5 (9.7) HTM - ex-PACE 31.3 36.4 (5.1) HTM - PACE 88.5 93.0 (4.5) Valuation Loss/(Gain) as % of portfolio balance AFS - total 1.8% 2.4% (0.6) % AFS - ex-PACE 2.2% 2.9% (0.7) % AFS - PACE (1.7) % (2.0) % 0.3 % HTM - total 7.9% 8.3% (0.4) % HTM - ex-PACE 6.5% 6.9% (0.4) % HTM - PACE 8.5% 9.0% (0.5) % 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds and PACE Assessments 3 MBS/ABS does not include PACE assessments 4 Floating rate measures include the effect of interest rate risk hedges 5 Weighted avg. duration calculated using market values of securities

20 740 27 (4) (10) — 2 8 762 24.33 25.22 25.08 24.73 25.02 25.05 25.31 25.31 6/30/25 Earnings Dividends @ $.14/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 9/30/25 3Q25 SUMMARY • TBV increase of 4.0% primarily driven by: ◦ $26.8 million in net income ◦ $7.7 million improvement in the tax-effected mark-to- market adjustment • Offset by $10.4 million equity impact of share repurchase activity, as well as $4.3 million equity impact of dividend issuance. • 6 basis point net constrictive effect to TBV from share repurchase activity in the quarter • Dividend Payout Ratio was 16.0% Tangible Book Value TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($mm) 1 Other includes the effect of stock issuance

21 740 6 2 27 (4) (9) 762 8.60 8.65 8.68 8.99 8.94 8.85 8.85 8.79 Tangible Common Equity (increase) TCE Ratio 6/30/25 OCI - Rate Impact OCI - AFS Purch/Sales Earnings Dividends @ $.14/ share Buybacks and Stock Issuance 9/30/25 Tangible Asset Growth 3Q25 SUMMARY • Tangible Common Equity Ratio was 8.79%, up 19bps, or 2.2% from 8.60% in the prior quarter • TCE Ratio increase primarily driven by $18.1 million increase in tangible common equity ◦ $26.8 million in net income ◦ $7.7 million improvement in the tax-effected mark-to-market adjustment • Offset by $64.7 million increase in tangible assets ◦ $14.7 million through AFS mark-to-market improvement ◦ $50.0 million through operations • Cumulative OCI1 impact on TCE Ratio in the quarter: +8bps • Cumulative operations impact on TCE Ratio in the quarter: +17bps • Asset Growth impact on TCE Ratio in the quarter: -6bps Tangible Common Equity Ratio TANGIBLE COMMON EQUITY & TCE RATIO ($mm) Operational ImpactOCI Impact1 Asset Growth 1 "OCI" = Other Comprehensive Income Tangible Common Equity (decrease)

22 3.3 -2.0 -2.9 -0.3 -3.2 0.3 1.6 1.2 0.4 0.4 0.6 0.4 1.7 0.9 Tax credits (accelerated depreciation) on solar investments Steady state solar income FY23 FY24 1Q25 2Q25 3Q25 4Q25 FY25 FY26 OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS • Metrics excluding the impact of tax credits or accelerated depreciation is a meaningful way to evaluate our performance and are adjusted in accordance with the below chart ◦ Immediate realization of tax benefits and subsequent accelerated depreciation of the value of the investment creates volatility in the GAAP and core earnings presentations ◦ Steady state income is generally achieved within 4-6 quarters of initial investment and all investments are net profitable over their lives (generally 5 years) ACTUAL AND PROJECTED SOLAR INCOME1,2,3 ($mm) Actual Forecast 1 Actual results and projected solar income forecasts were revised in 4Q23 2 Balances presented are not tax effected 3 Refer to Reconciliation of Non-GAAP Financial Measures on slides 27-28 for further details on impact to key ratios Solar Tax-Equity Investments

23 Reconciliation of Core Deposits Total Core Deposits1, $mm 9/30/2025 Total Deposits (GAAP) 7,770.0 Less: Brokered CDs — Total Deposits, excl. Brokered CDs 7,770.0 Add: Deposits held off-balance sheet 265.0 Less: Non-Broker Listing Service CDs (1.2) Less: Other non-core, intercompany, and transactional accounts (32.0) Core Deposits 8,001.8 Core Political Deposits1, $mm 9/30/2025 Political Deposits (GAAP) 1,410.5 Add: Political Deposits held off-balance sheet 33.3 Core Political Deposits 1,443.8 1 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits.

24 SUPER-CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) 3Q25 HIGHLIGHTS • Super-core deposits2 make up $4.3 billion, or 53% of total core deposits ◦ Super-core deposits are minimum 5-years old & concentrated with mission-aligned customers ◦ Highly sticky • Weighted average account duration of our super-core deposits is 18 years, compared to 2 years for our other core deposits • Cash and borrowing potential totals $3.6 billion, or 95% of non-supercore deposits, with a total borrowings utilization rate of 0.3%, excluding subordinated debt • Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $4.2 billion or 111% of non-super-core deposits Impact Sector Total Balance ($B) % of Total Core Deposits Weighted Avg. Account Duration (Years) CML - Labor 1.6 20% 25 Consumer 0.6 8% 24 CML - Social/Philanthropy 0.7 9% 11 CML - Political 0.7 9% 9 CML - Climate/Sustainability 0.2 2% 9 CML - Not-for-Profit 0.2 3% 7 CML - Other(1) 0.2 3% 17 Total 4.3 53% 18 Other Core Deposits 3.7 46% 2 Total Core Deposits(3) 8.0 10 Super-Core Deposits 1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts 2 Super-core deposits are defined as all deposit accounts with a relationship length of at least 5 years, excluding brokered certificates of deposit 3 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits. See Core Deposits disclosure on Appendix page 23

251 For more detail on specific loan types included in each impact segment, see Appendix page 26 2 Balances shown do not include deferred fees and costs 3 Does not include residential or HELOC loans Mission-Aligned Loan Portfolio 16 6 CRE AND LAND LOANS BY IMPACT SEGMENT1,2 ($mm) 60 4 70 4 6 275 C&I LOANS BY IMPACT SEGMENT1,2 ($mm) 31 833 204 2 11 215 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT1,2,3 ($mm) 336 30 C&I Climate Protection Detail Solar: $637mm Alternative Energy: $126mm Other: $70mm MULTIFAMILY LOANS BY IMPACT SEGMENT1,2 ($mm)

26 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Not-for-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans that are not mission-aligned, including legacy C&I agreements, legacy CRE loans, and certain government guaranteed facilities

27 Reconciliation of Non-GAAP Financials As of and for the As of and for the Three Months Ended Nine Months Ended (in thousands) September 30, 2025 June 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Core operating revenue Net Interest Income (GAAP) $ 76,447 $ 72,909 $ 72,107 $ 219,934 $ 209,336 Non-interest income (GAAP) 9,161 8,025 8,939 23,592 28,426 Add: Loss on Sale of Securities and Other Assets 1,226 1,041 3,230 2,946 8,695 Less: ICS One-Way Sell Fee Income (420) (102) (8,085) (531) (15,847) Less: Changes in fair value of loans held-for-sale — — 4,265 (837) 4,265 Less: Subdebt repurchase gain — — (669) — (1,076) Add: Tax (credits) depreciation on solar investments — 310 1,089 3,179 1,095 Core operating revenue (non-GAAP) $ 86,414 $ 82,183 $ 80,876 $ 248,283 $ 234,894 Core non-interest expense Non-interest expense (GAAP) $ 43,617 $ 40,584 $ 40,964 $ 125,852 $ 118,629 Add: Gain on settlement of lease termination — — — — 499 Less: Severance costs (260) (142) (241) (527) (471) Core non-interest expense (non-GAAP) $ 43,357 $ 40,442 $ 40,723 $ 125,325 $ 118,657 Core net income Net Income (GAAP) $ 26,790 $ 25,989 $ 27,942 $ 77,807 $ 81,944 Add: Loss on Sale of Securities and Other Assets 1,226 1,041 3,230 2,946 8,695 Less: ICS One-Way Sell Fee Income (420) (102) (8,085) (531) (15,847) Less: Changes in fair value of loans held-for-sale — — 4,265 (837) 4,265 Less: Subdebt repurchase gain — — (669) — (1,076) Less: Gain on settlement of lease termination — — — — (499) Add: Severance costs 260 142 241 527 471 Add: Tax (credits) depreciation on solar investments — 310 1,089 3,179 1,095 Less: Tax on notable items (296) (371) (19) (1,420) 764 Core net income (non-GAAP) $ 27,560 $ 27,009 $ 27,994 $ 81,671 $ 79,812

28 Reconciliation of Non-GAAP Financials As of and for the As of and for the Three Months Ended Nine Months Ended (in thousands) September 30, 2025 June 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Tangible common equity Stockholders' equity (GAAP) $ 775,573 $ 753,984 $ 698,332 $ 775,573 $ 698,332 Less: Minority interest — — (133) — (133) Less: Goodwill (12,936) (12,936) (12,936) (12,936) (12,936) Less: Core deposit intangible (1,056) (1,200) (1,669) (1,056) (1,669) Tangible common equity (non-GAAP) $ 761,581 $ 739,848 $ 683,594 $ 761,581 $ 683,594 Average tangible common equity Average stockholders' equity (GAAP) $ 760,540 $ 741,435 $ 668,401 $ 741,592 $ 630,866 Less: Minority interest — — (133) — (133) Less: Goodwill (12,936) (12,936) (12,936) (12,936) (12,936) Less: Core deposit intangible (1,126) (1,270) (1,759) (1,269) (1,940) Average tangible common equity (non-GAAP) $ 746,478 $ 727,229 $ 653,573 $ 727,387 $ 615,857 Core return on average assets Numerator: Core net income (non-GAAP)1 $ 27,560 $ 27,009 $ 27,994 $ 81,671 $ 79,812 Denominator: Total average assets (GAAP) 8,641,386 8,445,679 8,393,490 8,461,290 8,249,218 Core return on average assets (non-GAAP) 1.27% 1.28% 1.33% 1.29% 1.29% Core return on average tangible common equity Numerator: Core net income (non-GAAP)1 $ 27,560 $ 27,009 $ 27,994 $ 81,671 $ 79,812 Denominator: Average tangible common equity 746,478 727,229 653,573 727,387 615,857 Core return on average tangible common equity (non-GAAP) 14.65% 14.90% 17.04% 15.01% 17.31% Core efficiency ratio Numerator: Core non-interest expense (non-GAAP) $ 43,357 $ 40,442 $ 40,723 $ 125,325 $ 118,657 Core operating revenue (non-GAAP) 86,414 82,183 80,876 248,283 234,894 Core efficiency ratio (non-GAAP) 50.17% 49.21% 50.35% 50.48% 50.52% 1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 27

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